EXHIBIT 99.4

SPECIAL MEETING OF SHAREHOLDERS OF TALMER BANCORP, INC. [•], 2016 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X] FOR ☐ AGAINST ☐ ABSTAIN ☐

1. To approve the Agreement and Plan of Merger, dated as of January 25, 2016, by and between Talmer Bancorp, Inc. (“Talmer”) and Chemical Financial Corporation, as it may be amended from time to time, under which Talmer will merge with and into Chemical. 2. To cast a non-binding, advisory vote, to approve the compensation that may be paid or become payable to Talmer’s named executive officers that is based on or otherwise related to the merger. 3. To vote on a proposal to approve the adjournment or postponement of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement. These items of business are more fully described in the proxy statement. The record date for the Special Meeting is [•], 2016. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Note: To transact such other business as may properly come before the Special Meeting or any adjournment thereof. This Proxy will be voted as directed or, if no direction is indicated, will be voted “FOR” Proposals 1, 2, and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TALMER BANCORP, INC. 2301 West Big Beaver Road Troy, Michigan 48084 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) who sign this proxy card on the reverse side appoint David Provost and Gary Torgow and each of them, proxies, with full power of substitution, for and in their name(s), to vote all shares of Class A common stock of Talmer Bancorp, Inc. that such person(s) hold of record at the Special Meeting of Shareholders to be held on [•], 2016, at [•], local time, at Somerset Inn, located at 2601 West Big Beaver Road, Troy, Michigan 48084 and at any adjournment of the meeting. The signing shareholder(s) acknowledge receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement and Prospectus and direct the proxies to vote as follows on the matters described in the accompanying Notice of Special Meeting of Shareholders and Joint Proxy Statement and Prospectus and otherwise in their discretion on any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment of it, as provided in the Joint Proxy Statement and Prospectus. (Continued and to be signed on the reverse side.)

SPECIAL MEETING OF SHAREHOLDERS OF TALMER BANCORP, INC. [•], 2016 PROXY VOTING INSTRUCTIONS INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until the 11:59 PM EST the day before the meeting. MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON – You may vote your shares in person by attending the Special Meeting. GO GREEN – e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. COMPANY NAME ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X] FOR ☐ AGAINST ☐ ABSTAIN ☐ 1. To approve the Agreement and Plan of Merger, dated as of January 25, 2016, by and between Talmer Bancorp, Inc. (“Talmer”) and Chemical Financial Corporation, as it may be amended from time to time, under which Talmer will merge with and into Chemical. 2. To cast a non-binding, advisory vote, to approve the compensation that may be paid or become payable to Talmer’s named executive officers that is based on or otherwise related to the merger. 3. To vote on a proposal to approve the adjournment or postponement of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement. These items of business are more fully described in the proxy statement. The record date for the Special Meeting is [•], 2016. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Note: To transact such other business as may properly come before the Special Meeting or any adjournment thereof. This Proxy will be voted as directed or, if no direction is indicated, will be voted “FOR” Proposals 1, 2, and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.